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Bank of America, N.A.

                                                                   EXHIBIT 10.27

                   Limited Guaranty                       June 16, 2001
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Bank:                                                                Guarantor:
Bank of America, N.A.                                                     [Name of Guarantor]
Banking Center:                                                           c/o Nexstar Broadcasting Group, Inc.
     Private Bank                                                         200 Abington Executive Park
     101 South Tryon Street                                               Suite 201
     Charlotte, North Carolina   28255                                    Clarks Summit, Pennsylvania  18411

     County: Mecklenburg

                                                                      (Name and street address, including county)

(Street address including county)
====================================================================================================================================

   "Borrower": Perry A. Sook

1.   Guaranty. FOR VALUE RECEIVED, and to induce Bank of America, N.A. (Attn:
     Private Bank) ("Bank") to make loans or advances or to extend credit or other financial accommodations or benefits, with or without security, to or for the account of Borrower, the undersigned "Guarantor", if more than one, then each of them jointly and severally, hereby irrevocably and unconditionally guarantees to Bank the full and prompt payment when due, whether by acceleration or otherwise, of any and all Liabilities (as hereinafter defined) of Borrower to Bank arising out of or in connection with the Loan Documents.


Guarantor further unconditionally guarantees the faithful, prompt and complete compliance by Borrower with all Obligations (as hereinafter defined). The undertakings of Guarantor hereunder are independent of the Liabilities and Obligations of Borrower and a separate action or actions for payment, damages or performance may be brought or prosecuted against Guarantor, whether or not an action is brought against Borrower or to realize upon the security for the Liabilities and/or Obligations, whether or not Borrower is joined in any such action or actions, and whether or not notice is given or demand is made upon Borrower.

Notwithstanding any other provision of this Guaranty to the contrary, the liability of Guarantor under this Guaranty (exclusive of liability under any other guaranties executed by Guarantor) shall not exceed at any one time the sum of (a) Three Million Dollars ($3,000,000.00), for the principal amount of the Obligations (the "Maximum Principal Amount") plus (b) all interest, fees and other costs and expenses of Borrower relating to or arising out of the Obligations or such part of the Obligations as shall not exceed the foregoing limitation. Bank may permit the Obligations of Borrower to exceed the foregoing limitation, and may apply any amounts received from any source, other than from Guarantor, to the unguaranteed portion of Borrower's indebtedness.

Bank shall not be required to proceed first against Borrower, or any other person, or entity, whether primarily or secondarily liable, or against any collateral held by it, before resorting to Guarantor for payment, and Guarantor shall not be entitled to assert as a defense to the enforceability of the Guaranty any defense of Borrower with respect to any Liabilities or Obligations.

2. Paragraph Headings, Governing Law and Binding Effect. Guarantor agrees that the paragraph headings in this Guaranty are for convenience only and that they will not limit any of the provisions of this Guaranty. Guarantor further agrees that this Guaranty shall be governed by and construed in accordance with the laws of the State of New York and applicable United States federal law. Guarantor further agrees that this Guaranty shall be deemed to have been made in the State of New York at Bank's address indicated above, and shall be governed by, and construed in accordance with, the laws of the State of New York, or the United States courts located within the State of New York, and is performable in the State of New York. This Guaranty is binding upon Guarantor, his, their or its executors, administrators, successors or assigns, and shall inure to the benefit of Bank, its successors, indorsees or assigns. Anyone executing this Guaranty shall be bound by the terms hereof without regard to execution by anyone else.

3. Definitions.

     A.  "Guarantor" shall mean Guarantor or any one or more of them.

     B. "Liability" or "Liabilities" shall mean without limitation, all liabilities and obligations of Borrower under the terms of that certain Individual Loan Agreement dated January 5, 1998 by and between Borrower and Bank as it may have been or may be amended, including but not limited to all extensions or renewals thereof, and all sums payable under or by virtue thereof, including without limitation, all amounts of principal and interest, all expenses (including reasonable attorney's fees and cost of collection) incurred in the collection thereof or the enforcement of rights thereunder (including without limitation, any liability arising from failure to comply with state or federal laws, rules and regulations concerning the control of hazardous waste or substances at or with respect to any real estate securing any loan guaranteed hereby), whether arising in the ordinary course of business or otherwise.

     C. "Loan Documents" shall mean that certain Individual Loan Agreement dated January 5, 1998 as amended by the First Amendment dated as of January 12, 1998, the Second Amendment dated as of August 12, 1998, the Third Amendment dated as of June 21, 2001, and as further amended from time to time, between Borrower and Bank, and all deeds to secure debt, deeds of trust, mortgages, security agreements and other documents securing payment of the Liabilities thereunder and all notes and other agreements, documents, and instruments evidencing or relating to the Liabilities and Obligations thereunder.

     D. "Obligation" or "Obligations" shall mean all terms, conditions, covenants, agreements and undertakings of Borrower and/or Guarantor under the Loan Documents.

4. Waivers by Guarantor. Guarantor waives notice of acceptance of this Guaranty, notice of any Liabilities or Obligations to which it may apply, presentment, demand for payment, protest, notice of dishonor or nonpayment of any Liabilities, notice of intent to accelerate, notice of acceleration, and notice of any suit or the taking of other action by Bank against Borrower, Guarantor or any other person, any applicable statute of limitations and any other notice to any party liable on any Loan Document (including Guarantor).

Each Guarantor also hereby waives any claim, right or remedy which such Guarantor may now have or hereafter acquire against Borrower that arises hereunder and/or from the performance by any other Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Bank against Borrower or against any security

Bank of America                            Continuing and Unconditional Guaranty
North Carolina [Commercial]                                                 2/96


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which Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise, which waiver shall terminate at such time as the Obligations have been paid in full and Bank has no further obligation to lend under the Loan Documents.

Guarantor also waives the benefits of any provision of law requiring that Bank exhaust any right or remedy, or take any action, against Borrower, any Guarantor, any other person and/or property.

Bank may at any time and from time to time (whether before or after revocation or termination of this Guaranty) without notice to Guarantor (except as required by law), without incurring responsibility to Guarantor, without impairing, releasing or otherwise affecting the Obligations of Guarantor, in whole or in part, and without the indorsement or execution by Guarantor of any additional consent, waiver or guaranty: (a) change the manner, place or terms of payment, or change or extend the time of or renew, or change any interest rate or alter any Liability or Obligation or installment thereof, or any security therefor;
(b) loan additional monies or extend additional credit to Borrower, with or without security, and the Guaranty herein made shall apply to the Liabilities and Obligations as so changed, extended, surrendered, realized upon or otherwise altered; (c) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Liabilities or Obligations and any offset there against;
(d) exercise or refrain from exercising any rights against Borrower or others (including Guarantor) or act or refrain from acting in any other manner; (e) settle or compromise any Liability or Obligation or any security therefor and subordinate the payment of all or any part thereof to the payment of any Liability or Obligation of any other parties primarily or secondarily liable on any of the Liabilities or Obligations; (f) release or compromise any Liability of Guarantor hereunder or any Liability or Obligation of any other parties primarily or secondarily liable on any of the Liabilities or Obligations; or (g) apply any sums from any sources to any Liability without regard to any Liabilities remaining unpaid.

5. Subordination. Upon demand of Bank, Guarantor agrees that it will not demand, take or receive from Borrower, by set-off or in any other manner, payment of any debt, now and at any time or times hereafter owing by Borrower to Guarantor unless and until all the Liabilities and Obligations shall have been fully paid and performed, and any security interest, liens or encumbrances which Guarantor now has and from time to time hereafter may have upon any of the assets of Borrower shall be made subordinate, junior and inferior and postponed in priority, operation and effect to any security interest of Bank in such assets.

6. Waivers by Bank. No delay on the part of Bank in exercising any of its options, powers or rights, and no partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Guarantor to Bank in any other respect at any other time.

7. Termination. This Guaranty shall be binding on each Guarantor until written notice of revocation signed by such Guarantor or written notice of the death of such Guarantor shall have been received by Bank, notwithstanding change in name, location, composition or structure of, or the dissolution, termination or increase, decrease or change in personnel, owners or partners of Borrower, or any one or more of Guarantors. No notice of revocation or termination hereof shall affect in any manner rights arising under this Guaranty with respect to Liabilities or Obligations that shall have been committed, created, contracted, assumed or incurred prior to receipt of such written notice pursuant to any agreement entered into by Bank prior to receipt of such notice. The sole effect of such notice of revocation or termination hereof shall be to exclude from this Guaranty, Liabilities or Obligations thereafter arising that are unconnected with Liabilities or Obligations theretofore arising or transactions entered into theretofore.

In the event of the death of a Guarantor, the liability of the estate of the deceased Guarantor shall continue in full force and effect as to (i) the Liabilities existing at the date of death, and any renewals or extensions thereof, and (ii) loans or advances made to or for the account of Borrower after the date of death of the deceased Guarantor pursuant to a commitment made by Bank to Borrower prior to the date of such death. As to all surviving Guarantors, this Guaranty shall continue in full force and effect after the death of a Guarantor, not only as to the Liabilities existing at that time, but also as to Liabilities thereafter incurred by Borrower to Bank.

8. Partial Invalidity and/or Enforceability of Guaranty. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document as it may apply to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

In the event Bank is required to relinquish or return the payments, the collateral or the proceeds thereof, in whole or in part, which had been previously applied to or retained for application against any Liability, by reason of a proceeding arising under the Bankruptcy Code, or for any other reason, this Guaranty shall automatically continue to be effective notwithstanding any previous cancellation or release effected by Bank.

9. Change of Status. Guarantor will not become a party to a merger or consolidation with any other company, except where Guarantor is the surviving corporation or entity or all covenants under this Guaranty are assumed by the surviving entity. Further, Guarantor may not change its legal structure, without the written consent of Bank unless all covenants under this Guaranty are assumed by the new or surviving entity. Guarantor further agrees that this Guaranty shall be binding, legal and enforceable against Guarantor in the event Borrower changes its name, status or type of entity.

10. Financial and Other Information. Guarantor agrees to furnish to Bank any and all financial information and any other information regarding Guarantor and/or collateral requested in writing by Bank within ten (10) days of the date of the request. Guarantor has made an independent investigation of the financial condition and affairs of Borrower prior to entering into this Guaranty, and Guarantor will continue to make such investigation; and in entering into this Guaranty Guarantor has not relied upon any representation of Bank as to the financial condition, operation or creditworthiness of Borrower. Guarantor further agrees that Bank shall have no duty or responsibility now or hereafter to make any investigation or appraisal of Borrower on behalf of Guarantor or to provide Guarantor with any credit or other information which may come to its attention now or hereafter.

11. Notices. Notice shall be deemed reasonable if mailed postage prepaid at least five (5) days before the related action to the address of Guarantor or Bank, at their respective addresses indicated at the beginning of this Guaranty, or to such other address as any party may designate by written notice to the other party. Each notice, request and demand shall be deemed given or made, if sent by mail, upon the earlier of the date of receipt or five (5) days after deposit in the U.S. Mail, first class postage prepaid, or if sent by any other means, upon delivery.

12. Guarantor Duties. Guarantor shall upon notice or demand by Bank promptly and with due diligence pay all Liabilities and perform and satisfy all Obligations for the benefit of Bank in the event of (a) the occurrence of any default under any Loan Documents; (b) the failure of any Borrower or Guarantor to perform any obligation or pay any liability or indebtedness of any Borrower or Guarantor to Bank, or to any affiliate of Bank, whether under any Note, Guaranty, or any other agreement, now or hereafter existing, as and when due (whether upon demand, at maturity or by acceleration); (c) the failure of any Borrower or Guarantor to pay or perform any other liability, obligation or indebtedness of any Borrower or Guarantor to any other party; (d) the death of any Borrower or Guarantor (if an individual); (e) the commencement of a proceeding against any Guarantor for dissolution or liquidation, the voluntary or involuntary termination or dissolution of any Guarantor or the merger or consolidation of any Guarantor with or into another entity; (f) the insolvency, or the business failure of, or the appointment of a custodian, trustee, liquidator or receiver for or of any of the property of, or the assignment for the benefit of creditors by, or the filing of a petition under bankruptcy, insolvency or debtor's relief law or the filing of a petition for any adjustment of indebtedness, composition or extension by or against any Borrower or Guarantor; (g) the sole determination by Bank that any representation or warranty to Bank in any Loan Document or otherwise to Bank was untrue or materially misleading when made; (h) the failure of Guarantor or Borrower to timely deliver such financial statements including tax returns and all schedules, or other statements of condition or other information, as Bank shall request from



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time to time; (i) the entry of a judgment against Borrower or Guarantor which
Bank deems to be of a material nature in the sole discretion of Bank; (j) the seizure or forfeiture of any of Borrower or Guarantor's property, or the issuance of any writ of possession, garnishment or attachment, or any turnover order; (k) the occurrence of an event of default (i) under the terms of that certain Amended and Restated Credit Agreement dated as of June 14, 2001 by and between Guarantor, Nexstar Broadcasting Group, LLC and certain of its subsidiaries from time to time parties thereto and Bank of America, as administrative agent and a lender, and certain other lenders, or (ii) under any "Loan Document," as that term is defined in such Credit Agreement; or (l) any lien or additional security interest being placed upon any collateral which is security.

13. Remedies. Upon the failure of Guarantor to fulfill its duty to pay all Liabilities and perform and satisfy all Obligations as required hereunder, Bank shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all applicable law, and without limiting the generality of the foregoing, Bank may, at its option and without notice or demand: (a) declare any Liability due and payable at once; (b) take possession of any collateral pledged by Borrower or Guarantor wherever located, and sell, resell, assign, transfer and deliver all or any part of said collateral of Borrower or Guarantor at any public or private sale or otherwise dispose of any or all of the collateral in its then condition, for cash or on credit or for future delivery, and in connection therewith Bank may impose reasonable conditions upon any such sale, and Bank, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of said collateral to be sold, free from and discharged of all trusts, claims, rights or redemption and equities of Borrower or Guarantor whatsoever; Guarantor acknowledges and agrees that the sale of any collateral through any nationally recognized broker-dealer, investment banker or any other method common in the securities industry shall be deemed a commercially reasonable sale under the Uniform Commercial Code or any other equivalent statute or federal law, and expressly waives notice thereof except as provided herein; and (c) set-off against any or all liabilities of Guarantor all money owed by Bank or any of its agents or affiliates in any capacity to Guarantor whether or not due, and also set-off against all other Liabilities of Guarantor to Bank all money owed by Bank in any capacity to Guarantor, and if exercised by Bank, Bank shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.

Bank is granted a contractual right of set-off and will not be liable for dishonoring checks or withdrawals where the exercise of Bank's contractual right of set-off or security interest results in insufficient funds in Guarantor's account. As authorized by law, Guarantor grants to Bank this contractual right of set-off and security interest in all property of Guarantor now or at anytime hereafter in the possession of Bank, including but not limited to any joint account, special account, account by the entireties, tenancy in common, and all dividends and distributions now or hereafter in the possession or control of Bank.

14. Attorney Fees, Cost and Expenses. Guarantor shall pay all costs of collection and reasonable attorney's fees, including reasonable attorney's fees in connection with any suit, mediation or arbitration proceeding, out of Court payment agreement, trial, appeal, bankruptcy proceedings or otherwise, incurred or paid by Bank in enforcing the payment of any Liability or defending this agreement.

15.  [intentionally left blank]

16. Preservation of Property. Bank shall not be bound to take any steps necessary to preserve any rights in any property pledged as collateral to Bank to secure Borrower and/or Guarantor's Liabilities and Obligations as against prior parties who may be liable in connection therewith, and Borrower and Guarantor hereby agree to take any such steps. Bank, nevertheless, at any time, may (a) take any action it deems appropriate for the care or preservation of such property or of any rights of Borrower and/or Guarantor or Bank therein; (b) demand, sue for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any property pledged as collateral, to Bank to secure Borrower and/or Guarantor's Liabilities to Bank;
(c) compromise and settle with any person liable on such property; or (d) extend the time of payment or otherwise change the terms of the Loan Documents as to any party liable on the Loan Documents, all without notice to, without incurring responsibility to, and without affecting any of the Obligations or Liabilities of Guarantor.

17.  ARBITRATION.

Any claim or controversy ("Claim") between the parties, whether arising in contract or tort or by statute including, but not limited to, Claims resulting from or relating to this Guaranty shall, upon the request of either party, be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, United States Code). Arbitration proceedings will be conducted in accordance with the applicable rules for the arbitration of disputes of JAMS or any successor thereof ("JAMS"). The arbitration shall be conducted in any U.S. state where real or tangible personal property collateral for this Guaranty is located or if there is no such collateral, in New York. The arbitration hearing shall commence within 90 days of the demand for arbitration and close within 90 days of commencement, and any award, which may include legal fees, shall be issued (with a brief written statement of the reasons therefore) within 30 days of the close of hearing. Any dispute concerning whether a claim is arbitrable or barred by the statute of limitations shall be determined by the arbitrator. This arbitration provision is not intended to limit the right of any party to exercise self-help remedies, to seek and obtain interim or provisional relief of any kind or to initiate judicial or non-judicial foreclosure against any real or personal property collateral. By agreeing to binding arbitration, the parties irrevocably and voluntarily waive any right they may have to a trial by jury in respect of any Claim. Furthermore, if for any reason a Claim is not arbitrated, the parties irrevocably and voluntarily agree to waive any right to a trial by jury in respect of such Claim

18. Controlling Document. To the extent that this Limited Guaranty conflicts with or is in any way incompatible with any other Loan Document concerning this Obligation, any promissory note shall control over any other document, and if such promissory note does not address an issue, then each other document shall control to the extent that it deals most specifically with an issue.

     19. Execution Under Seal. This Guaranty is being executed under seal by Guarantor.

     20. NOTICE OF FINAL AGREEMENT. THIS WRITTEN LIMITED GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     21. REPLACEMENT GUARANTY. This Guaranty is executed in replacement of and supersedes the Continuing Guaranty Agreement dated as of January 5, 1998, if any, executed in favor of Bank by Guarantor.



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IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed under seal on this ______ day of ______________________, 20_____.

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Witnessed By:                                                                   Guarantor:

_____________________________________
                                                                                [Name of Guarantor]

_____________________________________                                           By:______________________________________ (Seal)

                                                                                Name:___________________________________

                                                                                Title:__________________________________

                                                                                ________________________________________
                                                                                Attest (If Applicable)

                                                                                                 [Corporate Seal]




Corporate Acknowledgment

State of _____________________      )
                                    )
County of ____________________      )

This instrument was acknowledged before me on _____________________________, 20_____________, by _____________________________,

______________________________  of   ____________________________________________,   a  _________________________   corporation,  on
behalf of said corporation.

                                                                                ____________________________________________________
(Seal)                                                                          Notary Public
                                                                                in and for the State of ____________________________

_____________________________________                                           ____________________________________________________
My Commission Expires                                                           Print Name of Notary
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